Nationstar NHLT 2020-1 Due Diligence Review

September 8, 2020

Review Results

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Nationstar NHLT 2020-1 Due Diligence

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,925 Home Equity Conversion Mortgage loans (“HECMs”) serviced by Nationstar Mortgage LLC d/b/a Mr. Cooper (“Mr. Cooper”, “Nationstar” or “Client”). The review included review of data, documentation and images provided by Mr. Cooper, validation of key servicing system data, and confirmation of FHA Mortgage Insurance as of July 31, 2020 (the “Cut-off Date”). It also included data driven lien searches on a sample of Texas properties and an order of Broker Price Opinions for certain assets, as described herein. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Sample selections were grossed up by 10% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after the commencement of due diligence. The original population for securitization was reduced from 1,934 HECMs to 1,925 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. The nine (9) drops were requested by Mr. Cooper. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.	Obtain a data tape from Nationstar, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in Nationstar’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

MIP Rate

From a sample of 350 HECMs, AMC reviewed servicing system screen shots and compared the MIP Rate represented in the screen shot as of 7/31/2020 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 350 HECMs, AMC reviewed servicing system screen shots and compared the Current UPB represented in the screen shot as of 7/31/2020 to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 350 HECMs, AMC reviewed servicing system screen shots and compared the Current Interest Rate represented in the screen shot as of 7/31/2020 to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 350 HECMs, AMC identified six (6) HECMs with a marketable title date in the data tape. AMC reviewed servicing system screen shots for the six (6) HECMs and compared the marketable title date represented in the screen shot as of 7/31/2020 to the date represented in the data tape or applied Nationstar’s tracking methodology if the property was occupied at foreclosure sale. Nationstar leverages the latest of the following dates to report marketable title date to HUD, consistent with HUD’s guidance on the topic: Foreclosure Sale Date, Vacancy Date, or Redemption Expiration Date. There were no exceptions noted.

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Loan Status

From a sample of 350 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates utilized by Nationstar. AMC utilized a conversion table from Nationstar to translate the truncated status values found within the servicing system screenshot to the data tape and identify the status as of 7/31/2020. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or a combination of systems agree with the data tape.
•	Max Claim Amount

•	Called Due Date

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

Max Claim Amount

From a sample of 350 HECMs, AMC reviewed HERMIT screen shots and compared the Max Claim Amount represented in the screen shot to the data tape provided by Nationstar. There were no exceptions noted.

Called Due Date

From a sample of 350 HECMs, AMC identified 264 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by Nationstar. There were no exceptions noted.

UPB at Called Due Date

From a sample of 350 HECMs, AMC identified 264 HECMs with a UPB at Called Due Date in the data tape.  AMC reviewed a screen shot provided by Nationstar and compared the UPB at Called Due Date represented in the screen shot to the value represented in the data tape. There were no exceptions noted.

Original Note Rate

From a sample of 350 HECMs, AMC reviewed the original Note provided by Nationstar and compared the Note Rate represented in the Note to the Note Rate on the data tape provided by Nationstar. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 350 HECMs, AMC identified ninety-one (91) HECMs with adjustable rate features. AMC reviewed the Original Note for the ninety-one (91) HECMs and compared the Margin represented in the Note to the Margin represented in the data tape provided by Nationstar. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 350 HECMs, AMC identified ninety-one (91) HECMs with adjustable rate features. AMC reviewed the Original Note for the ninety-one (91) HECMs and compared the Index represented in the Note to the Index represented in the data tape provided by Nationstar. Nationstar provided a lookup table for the Index value represented in the tape for conversion. There were no exceptions noted.

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Nationstar NHLT 2020-1 Due Diligence

Debenture Rate

From a sample of 350 HECMs, AMC reviewed HERMIT screen shots to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. AMC identified one (1) exception, which was cleared with a data tape update. No other exceptions were noted.

Foreclosure First Legal Date

From a sample of 350 HECMs, AMC identified 154 HECMs with a Foreclosure First Legal Date. AMC reviewed the 154 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, foreclosure attorney chronology, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by Nationstar. AMC identified two (2) exceptions, which were cleared with a data tape update. There were no other exceptions noted.

Closing Date

From a sample of 350 HECMs, AMC reviewed HERMIT screen shots to determine the closing date recognized by HUD and compared the date to the tape data. There were no exceptions noted.

Amortization Type

From a sample of 350 HECMs, AMC reviewed the original Note and compared the Amortization Type represented in the Note and Riders to the data tape provided by Nationstar. There were no exceptions noted.

FHA Case Number

From a sample of 350 HECMs, AMC reviewed HERMIT screen shots and compared the FHA Case Number represented in the screen shot to the data tape provided by Nationstar. There were no exceptions noted.

Original Principal Limit

From a sample of 350 HECMs, AMC reviewed HERMIT screen shots to determine the Original Principal Limit and compared the Original Principal Limit to the data tape provided by Nationstar. AMC identified three (3) exceptions, which were cleared with a data tape update. There were no other exceptions noted.

2.	Obtain and review FHA reporting from Nationstar and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on all 1,925 assets in the Securitization Population. There were no exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	if the value and valuation date in the servicing system match those found in the imaged copy valuation.

From a sample of 328 HECMs, AMC reviewed 328 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified thirty (30) unique HECMs with exceptions, which were cleared with a data tape update. There were no other exceptions noted.

AMC did not review the appraisals to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the properties.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

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From a sample of 334 HECMs, AMC identified 327 HECMs with an occupancy status in the data tape. AMC reviewed the 327 HECMs with occupancy statuses and compared property occupancy status represented in the property inspection report to the status in the data tape. AMC originally identified (14) exceptions with data discrepancies. Mr. Cooper explained that two (2) data discrepancy exceptions were the result of system limitations prohibiting storage of a more granular occupancy status noted on the inspection report. Inspection results of “tenant occupied”, “mortgagor occupied”, and “owner occupied” were instead stored as “occupied” in Nationstar’s system of record. AMC cleared those two (2) data discrepancy exceptions based upon this commentary from Nationstar. Twelve (12) exceptions remained, which were cleared with a data tape update. There were no other exceptions noted.

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by Nationstar.

From a sample of 334 HECMs, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two years of age or older at the time of closing. AMC initially identified eight (8) exceptions. Four (4) exceptions were due to a data discrepancy, two (2) exceptions were due to no documentation being provided, and two (2) exceptions were due to the identification provided being illegible. Nationstar cleared four (4) data discrepancy exceptions with a data tape update. Four (4) exceptions remained. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:
a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits.

From a sample of 328 HECMS, AMC identified 255 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested all foreclosure and bankruptcy attorney fees from the 255 HECMs against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by Nationstar. Of the 255 HECMs with advances, AMC identified sixty-seven (67) HECMs with over-allowable or unsupported advances on the foreclosure or bankruptcy activity associated with the current default event.  There were no other exceptions noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

From a sample of 328 HECMs, AMC originally identified 218 HECMs within the sample selection with property preservation advances based upon system coding by Nationstar. AMC randomly selected a single property preservation transaction from the 218 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by Nationstar. There were no exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

From a sample of 328 HECMS, AMC identified 266 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 266 HECMs, requested relevant invoice support from Nationstar and verified that the amount and coding of the disbursement is accurately represented in the servicing system. A total of ten (10) variances were originally identified. The ten (10) variances were subsequently cleared after understanding Nationstar’s practice on payment of tax bill fees and related mailing charges in combination with a tax payment. The bill fee, mailing charges, and tax amount on the invoice are paid together as a single disbursement. AMC was able to net the tax bill fee ($.50-$20 in range) assessed from the total transaction amount in Nationstar’s system and match the remaining disbursement amounts to the invoices provided. There were no other exceptions noted.

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d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 328 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 328 HECMs, requested relevant invoice support from Nationstar and verified that the amount and coding of the disbursement is accurately represented in the servicing system. There were no exceptions noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.       AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

As part of the due diligence services, the Client provided AMC with identifying data on 157 HECMs related to Texas properties in the Securitization Population and obtained a lien alert report from a third-party vendor for these assets. The data evidence indicated that sixteen (16) state or federal tax liens existed across eleven (11) HECMs. No other critical exceptions related to lien position were identified.

7.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

Broker Price Opinions for a total of 251 HECMs in the Securitization Population were ordered and received. The results of all the Broker Price Opinions have been provided to Nationstar.

Please note that AMC did not review the Broker Price Opinions to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the properties.

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